SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2004

Commission file number: 333-46607-12	Commission file number: 333-46607

Werner Holding Co. (PA), Inc.	Werner Holding Co. (DE), Inc.
(Exact name of co-registrant as specified in charter)	(Exact name of co-registrant as specified in charter)

Pennsylvania (State or other jurisdiction of incorporation)	25-0906895 (IRS employer identification no.)	Delaware (State or other jurisdiction of incorporation)	25-1581345 (IRS employer identification no.)

93 Werner Rd. Greenville, PA (Address of principal executive offices)	16125 (Zip Code)	1105 North Market St. Suite 1300 Wilmington, DE (Address of principal executive offices)	19899 (Zip Code)

(724) 588-2550	(302) 478-5723
(Co-registrant’s telephone number, including area code)	(Co-registrant’s telephone number, including area code)

     The co-registrants are Werner Holding Co. (PA), Inc., a Pennsylvania corporation and Werner Holding Co. (DE), Inc., a Delaware corporation and the wholly owned subsidiary of Werner Holding Co. (PA), Inc. Werner Holding Co. (PA), Inc. has no substantial operations or assets other than its investment in Werner Holding Co. (DE), Inc.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Werner Holding Co. (PA), Inc., which through its Werner Co. subsidiary is the nation’s largest manufacturer and marketer of ladders and other climbing products (collectively, the “Company”), issued a press release today announcing that Steven P. Richman has been named President and Chief Executive Officer of the Company effective January 4, 2005. Mr. Richman will also be appointed to the Board of Directors of the Company to take the place of Dennis G. Heiner, the Company’s previous President and Chief Executive Officer, following Mr. Heiner’s resignation from the Board at the end of the calendar year. The current Interim President and Chief Executive Officer, Dana R. Snyder, will no longer retain the title of President and Chief Executive Officer but will continue to serve in his important consulting capacity during the transition period as well as remain as a director of the Company.

     Steven P. Richman, 44, has been the President and General Manager of the Skil and Bosch Power Tools business units of the Robert Bosch Tool Corporation since 2001. In this position, Mr. Richman was responsible for the overall management of these two separate business units. From 1998 to 2001, Mr. Richman was the Senior Vice President Sales and Marketing of Skil and Bosch Power Tools. Prior to his tenure with Bosch, Mr. Richman was Vice President Sales and Marketing of Murray Inc., a worldwide outdoor power equipment manufacturer. Mr. Richman will also serve in various director and officer positions with subsidiaries of Werner Holding Co. (PA), Inc.

     The material terms of Mr. Richman’s employment as President and Chief Executive Officer are contained in an employment agreement executed between the Company and Mr. Richman which is filed as an exhibit to this report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit No.

10.1	Employment Agreement between Werner Co. and Steven P. Richman effective January 4, 2005.

99	Press Release of the Company dated December 9, 2004 relating to the appointment of Steven P. Richman as President and Chief Executive Officer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 9, 2004	WERNER HOLDING CO. (PA), INC.

	By:	/s/ Larry V. Friend

Larry V. Friend Vice President, Chief Financial Officer and Treasurer

Date: December 9, 2004	WERNER HOLDING CO. (DE), INC.

	By:	/s/ Larry V. Friend

Larry V. Friend Vice President, Chief Financial Officer and Treasurer

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